SUMMARY PROSPECTUS — MARCH 1, 2010

CHESAPEAKE GROWTH FUND –
INVESTOR SHARES (CHEAX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.gofilepoint.com/chesapeake. You can also get this information at no cost by calling 1-800-430-3863 or by sending an e-mail request to fundinfo@ultimusllc.com. The current Prospectus and Statement of Additional Information dated March 1, 2010 are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees1	0.08%
Other Expenses2	1.80%
Total Annual Fund Operating Expenses3	2.88%
Less: Fee Reductions4	(1.00%)
Total Annual Fund Operating Expenses After Management Fee Reductions and Expense Reimbursements4	1.88%

1
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund’s Investor shares to pay for certain expenses related to the distribution of such shares. The annual limitation for payment of such expenses under the plan is 0.25% of the average daily net assets of Investor shares; however, the Fund’s Investor shares incurred distribution expenses of 0.08% during the most recent fiscal year.

2
Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. Such fees and expenses have been included under the subcaption “Other Expenses” for the Fund because they were less than 0.01% during the most recent fiscal year.

3
Total Annual Fund Operating Expenses have been restated to reflect current contractual arrangements with certain of the Trust’s service providers, and a reduction in expenses as a result of litigation that was settled in the prior fiscal year and will not be recurring in the current fiscal year.

4
As of March 1, 2010, the Advisor has contractually agreed to reduce its fee in whole until February 28, 2011. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to reduce Management Fees remains in effect only until February 28, 2011. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Your Costs	$ 191	$ 798	$1,430	$3,133

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust, seeks capital appreciation by investing primarily in equity securities, such as common and preferred stock and securities convertible into common stock, without regard to market capitalization. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, the Advisor will focus on companies that show superior prospects for growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of the Fund’s total assets in equity securities, of which no more than 25% of the Fund’s total assets will be invested in the securities of any one industry. Up to 10% of the Fund’s total assets may consist of foreign securities and sponsored American Depositary Receipts (“ADRs”). However, all securities will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets. Portfolio securities are generally acquired for the long term.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, as described above, may involve greater than average risk due to their unproven nature.

Small and Medium Capitalization Companies. To the extent the Fund’s assets are invested in small and medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of small and medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Small and medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

Large Capitalization Companies. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund’s Investor shares by showing changes in the Fund’s performance from year to year for the past 10 calendar years and by showing how the average annual total returns of Investor shares of the Fund for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-800-430-3863.

The following chart shows the total return of the Investor shares of the Fund for the past ten calendar years of operation.

Annual Total Returns

•	During the period shown in the bar chart, the highest quarterly return was 23.87% (for the quarter ended June 30, 2009).

•	During the period shown in the bar chart, the lowest quarterly return was -31.02% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2009:

This table also presents the impact of taxes on the returns of Investor shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you own Investor shares of the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

The Chesapeake Growth Fund Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	48.97%	1.20%	-2.30%
Return After Taxes on Distributions	48.97%	1.20%	-3.53%
Return After Taxes on Distributions and Sale of Investor Shares	31.83%	1.03%	-2.31%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.01%	1.58%	-3.79%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.87%	-1.37%

The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The Russell 3000 Growth Index and the Russell 2000 Growth Index are widely recognized, unmanaged indexes that measure the performance of the broad growth segment and the small-cap growth segment of the U.S. equity universe, respectively. Together, these indexes show how the Fund’s performance compares with the returns of indexes holding similar securities as the Fund.

MANAGEMENT OF THE FUND

Investment Advisor
Gardner Lewis Asset Management L.P. (the "Advisor") is the Fund’s investment advisor.

Portfolio Managers
W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1997.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment
$2,500.

Subsequent Investments
$500 ($100 for those participating in the automatic investment plan).

General Information
You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary. Please call 1-800-430-3863 for assistance.

TAX INFORMATION

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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